Exhibit 99.1


              EARTH PRODUCTS AND TECHNOLOGIES, INC.


                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

      I, John W. Peters, Principal Executive and Financial Officer of Earth Products and Technologies, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of the Company for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 18, 2003

                         /s/ John W. Peters
                        ____________________________________
                        John W. Peters
                        Principal Executive and Financial Officer